UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2025

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Office Properties Income Trust.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2025, our Board of Trustees, or the Board, appointed Yael Duffy, currently our President and Chief Operating Officer, as a Managing Trustee and as our President and Chief Executive Officer, effective January 1, 2026.

Ms. Duffy, age 46, has served as our President and Chief Operating Officer since January 1, 2024. Ms. Duffy also currently serves as an executive vice president of our manager, The RMR Group LLC, or RMR, responsible for overseeing asset management, leasing and property management functions of a portfolio of office, industrial and retail properties managed by RMR. Ms. Duffy joined RMR in 2006 and has served in various capacities with RMR since that time. Ms. Duffy has also served as president of Industrial Logistics Properties Trust, or ILPT, since January 2024 and chief operating officer of ILPT since May 2020. Effective January 1, 2026, she will serve as a managing trustee and president and chief executive officer of ILPT.

Ms. Duffy succeeds Jennifer B. Clark as a Managing Trustee, who is retiring effective December 31, 2025. In connection with her retirement, Ms. Clark resigned from the Board and advised the Board that her resignation was not the result of any disagreement with us, our management or the Board on any matter relating to our operations, policies or practices.

For her service as a Managing Trustee, Ms. Duffy will be entitled to any compensation we provide to our Managing Trustees. There is no arrangement or understanding between Ms. Duffy and any other person pursuant to which Ms. Duffy was appointed as Managing Trustee or President and Chief Executive Officer. There are no transactions, relationships or agreements between Ms. Duffy and us that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Ms. Duffy does not have a family relationship with any member of the Board or any of our executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: December 15, 2025